Exhibit 10.25

PATENT SECURITY AGREEMENT

PATENT SECURITY AGREEMENT (this “Patent Security Agreement”) dated as of October 16, 2009, between SurgiVision, Inc., a Delaware corporation having its principal place of business at One Commerce Square, Suite 2550, Memphis, TN 38103 (the “Pledgor”), and Boston Scientific Corporation, a Delaware corporation having its principal place of business at One Boston Scientific Place, Natick, Massachusetts 01760 (the “Lender”).

WHEREAS, the Pledgor and the Lender are parties to that certain Loan Agreement dated as of the date hereof (as amended and in effect from time to time, the “Loan Agreement”);

WHEREAS, it is a condition precedent to the Lender’s making any of the Loans to the Pledgor under the Loan Agreement that the Pledgor execute and deliver to the Lender a patent security agreement in substantially the form hereof;

WHEREAS, pursuant to the Loan Agreement, the Pledgor has granted to the Lender a security interest in the Pledgor’s personal property and fixture assets, including without limitation the patents and patent applications listed on Schedule A attached hereto, to secure the payment of the Loans under the Loan Agreement; and

WHEREAS, this Patent Security Agreement is supplemental to the provisions contained in the Loan Agreement;

NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. DEFINITIONS.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided therefor in the Loan Agreement. In addition, the following terms shall have the meanings set forth in this §1 or elsewhere in this Patent Security Agreement referred to below:

Patent Security Agreement. This Patent Security Agreement, as amended and in effect from time to time.

Patent Collateral. All of the Pledgor’s right, title and interest in and to all of the Patents, the Patent License Rights, all other Patent Rights, and all additions, improvements, and accessions to, all substitutions for and replacements of, and all products and Proceeds (including insurance proceeds) of any and all of the foregoing, and all books and records and technical information and data describing or used in connection with any and all such rights, interests, assets or property, in any event subject to the terms of any licensing agreements in favor of the Pledgor, or to which the Pledgor is a party, pertaining to any Patents or Patent Rights, owned or used by third parties.

Patent License Rights. Any and all present or future rights and interests of the Pledgor pursuant to any and all present and future licensing agreements in favor of the Pledgor, or to which the Pledgor is a party, pertaining to any Patents or Patent Rights, owned or used by third parties in the present or future, including the right in the name of the Pledgor or the Lender to enforce, and sue and recover for, any past, present or future breach or violation of any such agreement.

Patent Rights, Any and all present or future rights in, to and associated with the Patents throughout the world, whether arising under federal law, state law, common law, foreign law, or otherwise, including but not limited to the following: all such rights arising out of or associated with the Patents; the right (but not the obligation) to register claims under any federal, state or foreign patent law or regulation; the right (but not the obligation) to sue or bring opposition or bring cancellation proceedings in the name of the Pledgor or the Lender for any and all past, present and future infringements of or any other damages or injury to the Patents or the Patent Rights, and the rights to damages or profits due or accrued arising out of or in connection with any such past, present or future infringement, damage or injury.

Patents. All patents and patent applications, whether United States or foreign, that are owned by the Pledgor or in which the Pledgor has any right, title or interest, now or in the future, including but not limited to:

    (a)        the patents and patent applications listed on Schedule A hereto (as the same may be amended pursuant hereto from time to time);

    (b)        all re-issues, continuations, divisions, continuations-in-part, renewals or extensions thereof;

    (c)        the inventions disclosed or claimed therein, including the right to make, use, practice and/or sell (or license or otherwise transfer or dispose of) the inventions disclosed or claimed therein; and

    (d)        the right (but not the obligation) to make and prosecute applications for such Patents,

Pending. With respect to any claim, action, suit, proceeding or investigation of a party or a party’s interest in the Patent Collateral, that such party has been sued or initially notified with respect to such claim, action, suit, proceeding or investigation and such action, suit, proceeding or investigation has not been dismissed, completed or terminated.

Proceeds. Any consideration received from the sale, exchange, license, lease or other disposition or transfer of any right, interest, asset or properly which constitutes all or any part of the Patent Collateral, any value received as a consequence of the ownership, possession, use or practice of any Patent Collateral, and any payment received from any insurer or other person or entity as a result of the destruction or the loss, theft or other involuntary conversion of whatever nature of any right, interest, asset or property which constitutes all or any part of the Patent Collateral.

PTO. The United States Patent and Trademark Office.

Notwithstanding anything to the contrary in the foregoing or on Schedule A hereto, the terms “Patent Collateral”, “Patent Rights”, “Patent License Rights” and “Patents”, as used herein, shall include rights and interests under licensing agreements pursuant to which Pledgor is the licensee, and the patents licensed thereunder, only to the extent that the grant of security interest in such rights and interests (as contemplated by this Patent Security Agreement) would not result in a breach of the terms of or constitute a default under any such licensing agreement.

2. GRANT OF SECURITY INTEREST.

To secure the payment in full of all of the Loans, the Pledgor hereby grants to the Lender a security interest in all of the Patent Collateral.

3. REPRESENTATIONS, WARRANTIES AND COVENANTS.

The Pledgor represents, warrants and covenants that: (i) Schedule A attached hereto sets forth a true and complete list of all the Patents now owned, licensed, controlled or used by the Pledgor, except patents for technologies licensed pursuant to inbound “shrink-wrap” or other similarly publicly available commercial end-user licenses, provided, that this representation is made to Pledgor’s knowledge with respect to any Patents for which Lender controls the prosecution; (ii) subject to the last paragraph of §1, the Pledgor has the right to enter into this Patent Security Agreement and perform its terms; (iii) this Patent Security Agreement will create in favor of the Lender a valid and perfected first priority security interest in the Patent Collateral upon making the filings referred to in clause (iv) of this §3; and (iv) except for the filing of financing statements with Secretary of State for the State of Delaware under the Uniform Commercial Code and the filing of this Patent Security Agreement with the PTO and except for any filings which may be required in jurisdictions outside the United States, no authorization, approval or other action by, and no notice to or filing with, any governmental or regulatory authority, agency or office is required either (1) for the grant by the Pledgor or the effectiveness of the security interest and assignment granted hereby or for the execution, delivery and performance of this Patent Security Agreement by the Pledgor, or (2) for the perfection of or the exercise by the Lender of any of its rights and remedies hereunder.

4. NO TRANSFER OR INCONSISTENT AGREEMENTS.

Without the Lender’s prior written consent, except to the extent expressly permitted hereunder or pursuant to the Loan Agreement, the Pledgor will not (i) mortgage, pledge, assign, encumber, grant a security interest in, transfer, or alienate any of the Patent Collateral or (ii) enter into any agreement that is inconsistent with the Pledgor’s obligations under this Patent Security Agreement.

5. AFTER-ACQUIRED PATENTS, ETC.

5.1.  After-acquired Patents. If, before all of the Loans shall have been finally paid and satisfied in full, the Pledgor shall obtain any right, title or interest in or to any other or new patents or patent applications, or become entitled to the benefit of any patent application or patent or any reissue, division, continuation, renewal, extension, or continuation-in-part of any of the Patent Collateral or any improvement on any of the Patent Collateral, the provisions of this Patent Security Agreement shall automatically apply thereto and the Pledgor shall promptly (but in no event more frequently than once every sixty (60) days) give to the Lender notice thereof in writing and execute and deliver to the Lender such documents or instruments as the Lender may reasonably request further to grant a security interest therein to the Lender; provided, that such notice shall not be required to be delivered by Pledgor with respect to any such filings which are made by Lender.

5.2.  Amendment to Schedule. The Pledgor authorizes the Lender to modify this Patent Security Agreement, without the necessity of the Pledgor’s further approval or signature, by amending Schedule A hereto to include any future or other Patents or Patent Rights under §2 or §5 hereof.

6. REMEDIES.

If any Event of Default shall have occurred and be continuing, then upon notice by the Lender to the Pledgor: the Lender shall have, in addition to all other rights and remedies given it by this Patent Security Agreement and the Loan Agreement, those allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in the State of Delaware or Massachusetts, as applicable, and, without limiting the generality of the foregoing, subject to applicable law, the Lender may immediately, without demand of performance and without other notice (except as set forth next below) or demand whatsoever to the Pledgor, all of which are hereby expressly waived, and without advertisement, sell or license at public or private sale or otherwise realize upon the whole or from time to time any part of the Patent Collateral, or any interest which the Pledgor may have therein, and after deducting from the proceeds of sale or other disposition of the Patent Collateral all expenses (including all reasonable expenses for broker’s fees and legal services), shall apply the residue of such proceeds toward the payment of the Loans as set forth in the Loan Agreement. Notice of any sale, license or other disposition of any of the Patent Collateral shall be given to the Pledgor at least five (5) Business Days before the time that any intended public sale or other disposition of such Patent Collateral is to be made or after which any private sale or other disposition of such Patent Collateral may be made, which the Pledgor hereby agrees shall be reasonable notice of such public or private sale or other disposition. At any such sale or other disposition, the Lender may, to the extent permitted under applicable law, purchase or license the whole or any part of the Patent Collateral or interests therein sold, licensed or otherwise disposed of.

7. POWER OF ATTORNEY.

If any Event of Default shall have occurred and be continuing, the Pledgor does hereby make, constitute and appoint the Lender (and any officer or agent of the Lender as the Lender may select in its exclusive discretion) as the Pledgor’s true and lawful attorney-in-fact, with the power to endorse the Pledgor’s name on all applications, documents, papers and instruments necessary for the Lender to use any of the Patent Collateral, to practice, make, use or sell the inventions disclosed or claimed in any of the Patent Collateral, to grant or issue any exclusive or nonexclusive license of any of the Patent Collateral to any third person, or necessary for the Lender to assign, pledge, convey or otherwise transfer title in or dispose of the Patent Collateral or any part thereof or interest therein to any third person, and, in general, to execute and deliver any instruments or documents and do all other acts which the Pledgor is obligated to execute and do hereunder. This power of attorney shall be irrevocable for the duration of this Patent Security Agreement.

8. FURTHER ASSURANCES.

The Pledgor shall, at any time and from time to time, and at its expense, make, execute, acknowledge and deliver, and file and record as necessary or appropriate with governmental or regulatory authorities, agencies or offices, such agreements, assignments, documents and instruments, and do such other and further acts and things (including, without limitation, obtaining consents of third parties), as the Lender may reasonably request or as may be necessary in order to implement the provisions of this Patent Security Agreement or to assure and confirm to the Lender the grant, perfection and priority of the Lender’s security interest in any of the Patent Collateral.

9. TERMINATION.

At such time as all of the Loans have been finally paid and satisfied in full, this Patent Security Agreement shall terminate and the Lender shall, promptly and in any event within five (5) business days of request from Pledgor, execute and deliver to the Pledgor, at the expense of the Pledgor, all deeds, assignments and other instruments as may be necessary or proper to reassign and reconvey to and re-vest in the Pledgor the entire right, title and interest to the Patent Collateral previously granted, assigned, transferred and conveyed to the Lender by the Pledgor pursuant to this Patent Security Agreement, as fully as if this Patent Security Agreement had not been made, subject to any disposition of all or any part thereof which may have been made by the Lender in accordance herewith.

10. COURSE OF DEALING.

No course of dealing among the Pledgor and the Lender, nor any failure to exercise, nor any delay in exercising, on the part of the Lender, any right, power or privilege hereunder or under the Loan Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

11. EXPENSES.

Any and all fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys’ fees and legal expenses, incurred by the Lender in its capacity as secured party in connection with the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances or otherwise protecting, maintaining or preserving any of the Patent Collateral, or in defending or prosecuting any actions or proceedings arising out of or related to any of the Patent Collateral, shall be borne and paid by the Pledgor.

12. INDEMNIFICATION.

THE PLEDGOR SHALL INDEMNIFY THE LENDER FOR ANY AND ALL COSTS, EXPENSES, DAMAGES AND CLAIMS, INCLUDING LEGAL FEES (“LOSSES”). INCURRED BY THE LENDER IN ITS CAPACITY AS SECURED PARTY WITH RESPECT TO ANY CLAIM OR CLAIMS BROUGHT BY THIRD PARTIES REGARDING THE PLEDGOR’S OWNERSHIP OR PURPORTED OWNERSHIP OF, OR RIGHTS OR PURPORTED RIGHTS ARISING FROM, ANY OF THE PATENT COLLATERAL OR ANY PRACTICE, USE, LICENSE OR SUBLICENSE THEREOF, OR ANY PRACTICE, MANUFACTURE, USE OR SALE OF ANY OF THE INVENTIONS DISCLOSED OR CLAIMED THEREIN, WHETHER ARISING OUT OF ANY PAST, CURRENT OR FUTURE EVENT, CIRCUMSTANCE, ACT OR OMISSION OR OTHERWISE.

13. RIGHTS AND REMEDIES CUMULATIVE.

All of the Lender’s rights and remedies with respect to Events of Default relating to the Patent Collateral, whether established hereby or by the Loan Agreement or by any other agreements or by law, shall be cumulative and may be exercised singularly or concurrently. This Patent Security Agreement is supplemental to the Loan Agreement, and nothing contained herein shall in any way derogate from any of the rights or remedies of the Lender contained therein. Nothing contained in this Patent Security Agreement shall be deemed to extend the time of attachment or perfection of or otherwise impair the security interest in any of the Patent Collateral granted to the Lender under the Loan Agreement.

14. NOTICES.

All notices and other communications made or required to be given pursuant to this Patent Security Agreement shall be made as set forth in Section 10.1 of the Loan Agreement.

15. AMENDMENT AND WAIVER.

This Patent Security Agreement is subject to modification only by a writing signed by the Lender and the Pledgor, except as provided in §5.2. Neither party shall be deemed to have waived any right hereunder unless such waiver shall be in writing and signed by it. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion.

16. GOVERNING LAW.

THIS PATENT SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

17. MISCELLANEOUS.

The headings of each section of this Patent Security Agreement are for convenience only and shall not define or limit the provisions thereof. This Patent Security Agreement and all rights and obligations hereunder shall be binding upon the Pledgor and its successors and assigns and shall inure to the benefit of the Lender and its successors and assigns. In the event of any irreconcilable conflict between the provisions of this Patent Security Agreement and the Loan Agreement, the provisions of the Loan Agreement shall control. If any term of this Patent Security Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Patent Security Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein.

[Reminder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Patent Security Agreement has been executed as of the day and year first above written.

SURGIVISION, INC.

By:	/s/ K. Jenkins
	Name:	K Jenkins
	Title:	CEO

BOSTON SCIENTIFIC CORPORATION
By:	/s/ Sam Leno
	Name:	SAM LENO
	Title:	EVP, FINANCE & INFORMATION SYSTEMS & CFO

	1st Name:	Jim Gilbert
	Title:	EVP, Strategy & Business Development

SIGNATURE PAGE TO PATENT SECURITY AGREEMENT

CERTIFICATE OF ACKNOWLEDGMENT

STATE OF	Tennessee	)
) ss
COUNTY OF	Shelby	)

Before me, the undersigned, a Notary Public in and for the county aforesaid, on this 16th day of October, 2009 personally appeared Kimble Jenkins to me known personally, and who, being by me duly sworn, deposes and says that he is the CEO of SurgiVision, Inc., and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and said Kimble Jenkins acknowledged said instrument to be the free act and deed of said corporation

/s/ Priscilla H. Horner
Notary Public
My commission expires:	MY COMMISSION EXPIRES: April 18, 2012

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Schedule A

ISSUED AND PENDING PATENTS

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[***] Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Schedule A

ISSUED AND PENDING PATENTS

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[***] Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Schedule A

ISSUED AND PENDING PATENTS

[***]

[***] Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Schedule A

ISSUED AND PENDING PATENTS

[***]

[***] Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Schedule A

ISSUED AND PENDING PATENTS

[***]

[***] Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Schedule A

ISSUED AND PENDING PATENTS

[***]

[***] Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Schedule A

ISSUED AND PENDING PATENTS

[***]

[***] Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Schedule A

ISSUED AND PENDING PATENTS

[***]

[***] Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Schedule A

ISSUED AND PENDING PATENTS

[***]

[***] Indicates portions of this exhibit that have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.